UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 12, 2014, InterMune, Inc. issued a press release announcing that it plans to offer, subject to market and other conditions, shares of its common stock in an underwritten public offering pursuant to the Company’s effective shelf registration statement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, in connection with the proposed public offering, InterMune has updated the risk factors contained in its periodic reports filed under the Securities Exchange Act of 1934, as amended. A copy of the updated risk factors is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 12, 2014.

99.2	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2014	INTERMUNE, INC.

	By:	/s/ John C. Hodgman

John C. Hodgman

Executive Vice President of Finance Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 12, 2014.

99.2	Risk Factors.